COHEN & STEERS EUROPEAN REALTY SHARES, INC.

SUPPLEMENT DATED JUNE 29, 2007

TO

PROSPECTUS DATED APRIL 13, 2007

Effective September 28, 2007, the fund will charge a redemption fee of 2.00% of the value of any Class A shares redeemed or exchanged within 60 days of the time of any NAV Purchase (as defined in the prospectus). This information supercedes and replaces any information to the contrary in the prospectus.

COHEN & STEERS EUROPEAN REALTY SHARES, INC.

CLASS I SHARES

SUPPLEMENT DATED JUNE 29, 2007

TO

PROSPECTUS DATED APRIL 13, 2007

Redemption Fee

Effective September 28, 2007, the fund will charge a redemption fee of 2.00% of the value of any Class I shares redeemed or exchanged within 60 days of the time of purchase. This information supercedes and replaces any information to the contrary in the prospectus.

Investment Minimum

Effective immediately, the minimum initial investment amount for Class I shares is $1,000,000. As a result, the information below supercedes and replaces the first paragraph in the section “How to Purchase and Sell Fund Shares — Purchase Minimums”:

You may open an account with the Fund with a minimum investment of $1,000,000. Additional Class I investments must be at least $500. We reserve the right to change or waive these minimum investment requirements.